SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 23, 2005



                           HIGHLANDS BANKSHARES, INC.
              (Exact name of registrant as specified in its charter)


      West Virginia                      0-16761               55-0650793
------------------------          -------------------         -------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)


         P. O. Box 929
  Petersburg, West Virginia                                       26847
--------------------------------                            ---------------
(Address of principal executive offices)                       (Zip Code)

      Registrant's telephone number, including area code (304) 257-4111


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Page 2

                       Items to Be Included in This Report

Item 1.01 Entry into a Material Definitive Agreement

        On August 22, 2005, Highlands Bankshares, Inc. ("Highlands") issued a news release announcing that it had entered, on August 22, 2005, into a Stock Purchase Agreement ("Agreement") with The National Bank of Davis ("Davis") to acquire the outstanding stock of Davis. Furnished as Exhibit 99 and incorporated herein by reference is the news release issued by Highlands. Furnished as
Exhibit 2 and incorporated herein by reference is the Stock Purchase Agreement.


Item 9.01 Financial Statements and Exhibits

        (c) Exhibits

            2     Material Definitive Agreement Entered into August 22, 2005

            99    Press Release Issued August 23, 2005

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       HIGHLAND BANKSHARES, INC.
                                       (Registrant)

                                       /s/ R. ALAN MILLER
                                       ------------------------------
                                       R. Alan Miller
                                       Finance Officer

August 23, 2005